SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

           IDS Life Variable Annuity Fund A (Individual and Employer) IDS Life Variable Annuity Fund B (Individual and Group)
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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

IDS Life Variable Annuity Fund A and IDS Life Fund B

Merger proxy Q&A

Q: What am I allowed to say to clients if they call with questions about the proxy items?

     |X| You should encourage clients to vote promptly upon receiving their materials.

     |X| You are allowed to explain the proxy items in greater detail if clients are confused about the meaning of any of the proposed changes.

     |X| You may indicate that the Board of Managers of Funds A and B (Current Boards) recommend a vote FOR the reorganization.

While you may help explain the proposal to clients, you may not advise clients how to vote (except to indicate the preference of the Current Boards). Also, for regulatory reasons, you may not develop separate materials relating to the proxy solicitation.

Q: What action is required of contract owners of IDS Life Variable Annuity Fund A and IDS Life Fund B (the "Current Funds")?

The Current Boards recommend that contract owners vote FOR the Reorganization proposal. Assuming the proposal is approved, no further action is necessary on the part of contract owners. Assuming all of the proposals pass, the Reorganization and all related acts necessary to complete it are expected to occur shortly after the meeting.

Q:  When will contract owners receive the proxy statements?

We anticipate that proxies will be mailed on or about July 5 2004.

Q. When will the results of the votes be known and how will contract owners and advisors learn of the results?

The results of the meeting will be communicated to existing contract owners in their next quarterly statement sent to them following the meetings (expected to be held August 31, 2004).

The results will be communicated to advisors soon after the meeting. Watch Advisor Connect and AdvisorLink(R) Jazz(SM) for details at that time.

Q:  Why are the Current Boards proposing this Reorganization?

The Current Boards believe that the proposed Reorganization will be advantageous to Fund A and Fund B contract owners for several reasons in part, relating to economies of scale. The Current Boards considered the advantage of combining the Current Funds that share similar investment objectives, styles and holdings. The Current Boards believe that by combining the Current Funds assets into AXP VP Core Equity Fund, the Contract Owners will continue to have available to them a fund with a similar investment objective, and may be able to take advantage of potential economies of scale associated with a larger fund. For instance:

     |X|  A larger  fund should  have an  enhanced  ability to effect  portfolio
          transactions   on  more  favorable   terms  and  should  have  greater
          investment flexibility.

     |X| Small funds may be unable to appropriately diversify their portfolios, or be unable to do so without incurring increasingly large trading costs.

Proxy Statement for IDS Life Variable Annuity Fund A and Fund B reorganization filed with SEC

On March 3, 2004, the Board of Managers of Funds A and B agreed to merge the assets of two IDS Life separate accounts, Fund A and Fund B, into a new AXP(R) Variable Portfolio Fund; the AXP VP Core Equity Fund. The AXP VP Core Equity Fund will then issue shares in an amount equal to the value of the assets that it receives from Fund A and Fund B, less the liabilities that it assumes.

The Board of Managers further agreed to restructure Fund A and Fund B as Unit Investment Trusts (UITs). The UITs will invest in shares of the AXP VP Core Equity Fund. Contract owners of both Fund A and Fund B must approve the reorganization in order for it to take place.

On May 18, American Express filed proxy statements with the SEC regarding its intention to seek contract owner approval for this reorganization. Following SEC approval, a proxy detailing the proposed reorganization is scheduled to be mailed to contract owners for their vote in July.

Summary information regarding the proxy

In this proxy, contract owners will be asked to vote on the following proposals:

     |X|  The reorganization of Funds A and B as set forth above;

     |X|  The election of board members for the AXP VP Core Equity Fund;

     |X|  The  ratification  of independent  auditors for the AXP VP Core Equity
          Fund;

     |X| The approval of the Investment Management Service Agreement for the AXP VP Core Equity Fund with American Express Financial Corporation; and

     |X| The authorization of American Express Financial Corporation to retain and replace subadvisors and modify subadvisory agreements without contract owner approval.

Important dates

In early to mid-July - Proxy statements are anticipated to be mailed to contract owners. On August 31 a meeting will be held in Minneapolis. If all of the proposals are approved by contract owners the reorganization will be implemented soon thereafter.

General proxy information

Upon receiving the proxy statement and voting instruction, contract holders may vote in one of four ways:

     |X|  By mail with the enclosed voting instruction card

     |X|  By telephone

     |X|  By internet

     |X|  In person at the meeting.

Included in Related Materials section below is a Q&A document that has been prepared for you to use when answering client questions. Please keep in mind that the Q&A document is not approved for distribution to clients, only for your reference should you receive inquiries.

NOTE: While you may help explain the proposal to clients, you may not advise clients how to vote. Also, for regulatory reasons, you may not develop separate materials relating to the proxy solicitation. Please use the Q&A to provide further explanation to clients who request it.

The proxy statements filed with the SEC are not yet final. Final copies will be posted to Advisor Connect and AdvisorLink(R) JazzSM by the time proxies mail to clients.

Fund AB Q&A 1 attachment

For advisor use only.  Not approved for use with clients.